Exhibit 99.1

Everi to Acquire Strategic Assets of Mobile-First, Guest Engagement
Technology Innovator, Venuetize

Acquisition will Enhance Everi’s Player Loyalty and Guest Engagement Technology Capabilities and Expand Addressable Market
Beyond Casino Gaming Industry

LAS VEGAS (October 4, 2022) – Everi Holdings Inc. (NYSE: EVRI) (“Everi” or the “Company”), a premier provider of land-based and digital casino gaming content and products, financial technology and player loyalty solutions, announced today that it will expand its addressable market beyond the casino gaming industry for the first time and broaden its range of mobile capabilities to its established gaming customers through an agreement to acquire certain strategic assets of Venuetize, Inc. (“Venuetize”). Venuetize is a privately owned innovator of mobile-first technologies that provide an advanced guest engagement and m-commerce platform for the sports, entertainment and hospitality industries. Venuetize collaborates with its clients and partners with their venue ecosystem to elevate the guest experience and strengthen their mobile channel engagement, leading to incremental revenue opportunities.
Randy Taylor, President and Chief Executive Officer of Everi, said, “This acquisition will, for the first time, expand Everi’s addressable market beyond casino gaming and also perfectly aligns with our capital allocation strategy, which has delivered a track-record of success of executing on high-return accretive investments that expand our technology capabilities into new markets and new geographies. The complementary assets and established customer base of Venuetize being acquired together with our existing financial access and loyalty products are expected to enable further growth into additional entertainment, sports and hospitality venues and also to create new crossover marketing opportunities with our existing customers.”
Venuetize’s technology is live in nearly 100 global venues, including partnerships with more than 50 sports teams and event venues associated with nine pro sports leagues and multiple retail and entertainment districts. Such recognized, world-class clients as the PGA Tour, Churchill Downs, TD Garden Hub on Causeway Street, and professional sports teams and venues associated with Major League Baseball, Major League Soccer, National Basketball Association, National Women’s Soccer League and National Hockey League, have partnered with Venuetize to build connected fan and guest communities through enhanced mobile engagement. In addition to expanding Everi’s addressable market into gaming-adjacent industries, with more than 185 third-party technology integrations, Venuetize is also expected to accelerate the growth of Everi’s mobile wallet and loyalty offerings with established gaming customers through an expanded array of new mobile products and integrations.

The transaction is anticipated to close within 30 days, subject to customary conditions. The acquisition will be funded from existing cash on hand. Following the acquisition of these assets, Venuetize’s experienced team will join Everi.
Darren Simmons, Executive Vice President and FinTech Business Leader of Everi, said, “Venuetize will grow Everi’s base of recurring revenues, and leverage our combined capabilities and third-party integrations to further elevate the capabilities of our range of mobile and wallet offerings for both gaming and gaming-adjacent customers. We are excited to welcome the talented Venuetize team to Everi. We look forward to adding their expertise and the company’s innovative technology solutions, which we expect will quickly become an important contributor toward our ongoing mobile-first growth initiatives. Having already established itself as a leading mobile platform provider in the sports, venue and entertainment markets, the addition of Venuetize begins an exciting new chapter for Everi, catapulting us into an expanding mobile space with recognized clients and venues known around the world.”
Jon Romm, Venuetize’s Founder and Chief Executive Officer, said, “I am thrilled at the opportunity to bring our expertise and leading solutions to the evolving mobile landscape in gaming. The knowledge and experience that our team has gained in delivering seamlessly integrated and complex mobile-first platforms to stadiums and other venues will readily create an encompassing fabric to strengthen guest engagement across any gaming enterprise.”
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often contain words such as “will,” “expects,” “leverage,” “anticipates,” “expand,” “plan,” “believe,” “target,” “future,” “estimate,” “may,” “should,” “intends,” or “well positioned” and similar expressions to identify forward-looking statements.
The forward-looking statements in this press release are subject to additional risks and uncertainties, including those set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, our Annual Report on Form 10‑K for the fiscal year ended December 31, 2021 filed with the SEC on March 1, 2022 and subsequent periodic reports, and are based on information available to us on the date hereof.
These cautionary statements qualify our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement contained herein speaks only as of the date on which it is made, and we do not intend, and assume no obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This press release should be read in conjunction with our most recent reports on Form 10‑K and Form 10‑Q, and the information included in our other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.
About Everi
Everi’s mission is to lead the gaming industry through the power of people, imagination and technology. With a focus on player engagement and helping casino customers operate more efficiently, the Company develops entertaining game content and gaming machines, gaming systems, and services for land-based and iGaming operators. The Company is also a preeminent and comprehensive provider of trusted financial technology solutions that power the casino floor while improving operational efficiencies and fulfilling regulatory compliance requirements, including products and services that facilitate convenient and secure cash and cashless financial transactions, self-service player loyalty tools and applications, and regulatory and intelligence software. For more information, please visit www.everi.com, which is updated regularly with financial and other information about the Company.
About Venuetize
Venuetize is a leading mobile technology and advanced m-commerce platform for the sports, entertainment and hospitality industries. Venuetize provides a mobile-first technology platform that enables clients to engage with their guests in more personalized and meaningful ways. With more than 185 third-party integrations, that include ticketing, mobile POS ordering, content, social media, and sports wagering, Venuetize serves more than 50 premier clients encompassing nearly 100 venues. Our purpose is to help our clients connect their customers to the world they want to experience in a way that is easier, safer, and more rewarding. Founded in 2014, Venuetize works with professional sports teams, stadiums and arenas, casinos, entertainment districts, and shopping destinations across the globe. For more information, visit http://www.venuetize.com/.
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Contacts:
Everi Media Relations
Dona Cassese Mike Young
VP, Marketing Corporate Communications Specialist
(702) 556-7133 or dona.cassese@everi.com (702) 518-9179 or mike.young@everi.com

Everi Investor Relations
William Pfund Steve Kopjo
SVP, Investor Relations Director, Investor Relations
(702) 676-9513 or william.pfund@everi.com (702) 785-7157 or steven.kopjo@everi.com

JCIR
Richard Land or James Leahy
(212) 835-8500 or evri@jcir.com
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